Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 9/15/03


Blended Coupon 5.4311%


Excess Protection Level
3 Month Average   7.04%
August, 2000   7.15%
July, 2000   7.20%
June, 2000   6.76%


Cash Yield19.12%


Investor Charge Offs 4.51%


Base Rate 7.45%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,039,606,300.19